                                                                   EXHIBIT 10.54

                   AMENDMENT TO LOAN AND SECURITY AGREEMENT
                   ----------------------------------------


     This Amendment to Loan and Security Agreement ("Amendment") is made as of March 16, 1998, by and between THE CIT GROUP/EQUIPMENT FINANCING, INC. ("Lender") and DSN CORPORATION ("Borrower").

     WHEREAS, Lender and Borrower entered into a Loan and Security Agreement dated as of October 31, 1994, as amended, a Loan and Security Agreement dated as of April 5, 1995, as amended, and a Loan and Security Agreement dated as of November 15, 1995, as amended (collectively, "Loan Agreement") pursuant to which Lender made certain loans and advances (collectively, "Loans") to Borrower upon the terms and conditions set forth in the Loan Agreements and the related Loan Documents; and

     WHEREAS, pursuant to that certain Amendment to Loan and Security Agreement dated as of November 2, 1997, Lender agreed to, among other things, the establishment of minimum Adjusted Tangible Net Worth amounts and Debt to Worth Ratios for ClimaChem, Inc. ("ClimaChem"); and

     WHEREAS, Borrower has requested that Lender waive ClimaChem's noncompliance ClimaChem's Adjusted Tangible Net Worth and Debt to Worth Ratio as at December 31, 1997, and that Lender agree to reset such covenants on a quarterly basis for 1998;

     WHEREAS, Lender has agreed to the waiver and modification to the Loan Agreements as set forth in this Amendment.

     NOW, THEREFORE, in consideration of the terms and conditions herein, and of any loans or other credit facilities heretofore, now or hereafter made to or for the benefit of Borrower by Lender, the parties hereto agree to the following amendment to each of the Loan Agreements:

     1.   Tangible Net Worth.  Section 6.10 of each of the Loan Agreements is
          ------------------
amended and restated in its entirety to read as follows:

          "Tangible Net Worth.  ClimaChem shall maintain at all times, on a
           ------------------
          consolidated basis, a minimum Adjusted Tangible Net Worth and shall not exceed a Debt to Worth Ratio as provided in Exhibit "A" attached hereto. Such financial covenant shall be measured as of the dates provided in Exhibit "A." The term "Tangible Net Worth" is defined as total stockholder equity after deducting any treasury stock plus
                                                                      ----
          deferred income tax liability less all assets that are considered
                                        ----
          intangible assets under GAAP."

     2.   Representations and Warranties.  Borrower represents and warrants as
          ------------------------------
follows:

          (a) Each of the representations and warranties contained in each of the Loan Agreements is, except where date specific to a different time, hereby reaffirmed as of the date hereof, each as if set forth herein;

          (b) The execution, delivery and performance of this Amendment are within Borrower's powers, have been duly authorized by all necessary action, have received all necessary approvals, if any, and do not contravene any law or any contractual restrictions binding on Borrower;

          (c) This Amendment is a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms; and

          (d) No event has occurred and is continuing or would result from this Amendment which constitutes a Default or Event of Default under the Loan Agreements, as amended and modified hereby.

     3.   Further Assurances.  Borrower shall, at its expense, do, execute and
          ------------------
deliver to Lender such further acts and documents as the Lender shall, from time to time, require for assuring and confirming to Lender the rights created or intended to be created in connection with this Amendment or for carrying out the intention or facilitating the performance of the terms of any Loan Document or for assuring the validity, perfection, priority or enforceability of any Lien under any Loan Document.

     4.   Miscellaneous.  This Amendment shall be part of each of the Loan
          -------------
Agreements, the terms of which are incorporated herein, and the breach of any representation, warranty or covenant contained herein, shall constitute an Event of Default under each of the Loan Agreements and Lender shall be entitled to exercise all rights and remedies it may have under the Loan Agreements and applicable law. Borrower agrees to pay all costs, expenses and attorneys' fees incurred by Lender in connection with the negotiation and preparation of this Amendment and any other documents in connection herewith and in carrying out or enforcing the terms of this Amendment. Lender is not waiving any rights under any of the Loan Agreements and, except as previously provided herein or as previously modified in a writing signed by Lender, all of the terms, covenants, and conditions of each of the Loan Agreements remain unmodified and in full force and effect. Capitalized terms used herein and not otherwise defined shall have the same meaning as set forth in the Loan Agreements. This Amendment may be executed in counterparts, which counterparts, when so executed and delivered, shall together constitute but one original.

     5.   Effective Date.  This Amendment shall be effective upon execution by
          --------------
the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment to be effective as of the first date above written.

"Borrower"                          "Lender"

DSN CORPORATION                     THE CIT GROUP/EQUIPMENT
                                       FINANCING, INC.


By: /s/ James L. Wewers             By: /s/ Anthony Jones, Jr.
   -----------------------------       -----------------------------------------

Its: President                      Its: Vice President
    ----------------------------        ----------------------------------------

     In order to induce Lender to execute the above Amendment, each of the undersigned hereby represents, warrants and agrees that the undersigned has reviewed and approved the Amendment and agrees that nothing contained therein shall diminish, alter, amend or otherwise affect the undersigned's obligations under its Guaranty to Lender ("Guaranty"). Each of the undersigned further confirms that its Guaranty shall continue in full force and effect and agrees that it continues to be liable under such Guarantor in accordance with the tenor and effect thereof. Each of the undersigned consents to the transactions contemplated in connection with the Amendment. Each of the undersigned further confirms that it has no defense, counterclaim or offset right whatsoever with respect to its obligations under its Guaranty.

                                    LSB CHEMICAL CORP.,
                                    an Oklahoma corporation


                                    By: /s/ Tony M. Shelby
                                       -----------------------------------------
                                    Its: V. P.
                                        ----------------------------------------


                                    CLIMACHEM, INC.
                                    an Oklahoma corporation


                                    By: /s/ Tony M. Shelby
                                       -----------------------------------------

                                    Its: V. P.
                                        ----------------------------------------

                                  EXHIBIT "A"


                        Tangible Net Worth    Debt to Worth Ratio
                        ------------------    -------------------

 .    March 31, 1998          27,487,000              6.235:1
 .    June 30, 1998           29,923,000              5.637:1
 .    September 30, 1998      31,559,000              5.130:1
 .    December 31, 1998       32,674,000              4.907:1